PRELIMINARY COPY
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Solicitating Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                        The High Yield Income Fund, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

             Board of Directors of The High Yield Income Fund, Inc.
             ------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Investment Company Act Rule 20a-1(c).

[ ] $50 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          _______________________________________________________________

     2)   Aggregate number of securities to which transaction applies:
          _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11./1

     4)   Proposed maximum aggregate value of transaction:
          ________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previouse filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ________________________________________________________________

     2)   Form, Schedule or Registration No.:
          ________________________________________________________________

     3)   Filing Party:
          ________________________________________________________________

     4)   Date Filed:
          ________________________________________________________________

- --------

1/Set forth the amount on which the filing fee is calculated and state how it was determined.

                        THE HIGH YIELD INCOME FUND, INC.
                               ONE SEAPORT PLAZA
                              NEW YORK, N.Y. 10292
                                ________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                ________________

To  Our Shareholders:

     Notice is hereby given that the 1994 Annual Meeting of Shareholders (the Meeting) of The High Yield Income Fund, Inc. (the Fund) will be held on December 7, 1994, at 3:00 p.m., at 199 Water Street, New York, New York 10292, for the following purposes:

          1. To elect two directors.

          2. To approve an amendment of the Fund's investment restriction limiting the Fund's ability to invest in a security if the Fund would hold more than 10% of any class of securities of an issuer.

          3. To ratify or reject the selection of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending August 31, 1995.

          4. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 21, 1994 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.

                                        S. Jane Rose
                                          Secretary


Dated: November  7,  1994


    ________________________________________________________________________
    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
    ________________________________________________________________________

                        THE HIGH YIELD INCOME FUND, INC.
                               ONE SEAPORT PLAZA
                              NEW YORK, N.Y. 10292
                                ________________

                                PROXY STATEMENT
                                ________________


     This Proxy Statement is furnished by the Board of Directors of The High Yield Income Fund, Inc. (the Fund) in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on December 7, 1994 at 3:00 p.m., at 199 Water Street, New York, New York 10292, the Fund's principal executive office. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the proposals. A Proxy may be revoked at any tim e prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If sufficient votes to approve the proposed items are not received, the persons names as proxies may propose one or more adjournments of the Meeting to permit further solicitation o f proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment.

     If a Proxy that is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitle d to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby will be considered not to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business and be deemed not cast with respect to such proposal. If no instructions are received by the broker or nominee from the shareholder with reference to routine matters, the shares represented thereby may be considered for purposes of determining the existence of a quorum for the transaction of business and will be deemed cast with respect to such proposal. Also, a properly executed and returned Proxy marked with an abstention will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker " non-votes" do not constitute a vote "for" or "against" the matter, but have the effect of a negative vote on matters which require approval by a requisite percentage of the outstanding shares.

     The close of business on October 21, 1994 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 3,116,116 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to shareholders of record on or about November 8, 1994.

     Management does not know of any person or group who owned beneficially 5% or more of the Fund's outstanding shares on the record date.

     The expenses of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of Prudential Securities Incorporated (Prudential Securities).


                             ELECTION OF DIRECTORS
                                (Proposal No. 1)

     The Fund's Articles of Incorporation provide that the Board of Directors will be divided into three classes of Directors, as nearly equal in number as possible. Each Director, after a transition period, serves for three years with one class being elected each year. Each year the term of office of one class will expire. The Board of Directors is currently comprised of 6 Directors-Messrs. Dorsey, Lennox, McQuade, Redeker and Shirk and Ms. Smith. Messrs. Dorsey, Lennox, McQuade and Shirk and Ms. Smith have served as Directors since September 30, 1987. Mr. Redeker was elected to serve as a Director on October 19, 1993. All of the current members of the Board of Directors have previously been elected by the shareholders.

     As prescribed in the Fund's Articles of Incorporation, the Directors have been divided into three classes and their terms of office fixed as follows:
Class I: Mr. Dorsey and Ms. Smith-whose term expires in 1995; Class II: Messrs. McQuade and Shirk-whose term expires in 1996; and Class III : Messrs. Lennox and Redeker-whose term expires in 1994.

     Two Directors, Messrs. Lennox and Redeker, will be elected to serve as Class III Directors until the Fund's 1997 Annual Meeting of Shareholders and until their successors have been elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Lennox and Redeker. Messrs. Lennox and Redeker have consented to be named in this Proxy Statement and to serve as Directors if elected. The Directors have no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend.

     The following table sets forth certain information concerning each of the Directors of the Fund. Each of the nominees is currently a Director of the Fund.

                        INFORMATION REGARDING DIRECTORS

                                                                              Shares of
                                                                            Common  Stock
                                                                              Owned  at
Name, age,  business  experience during the             Position with        October 21,
     past five years and directorships                      Fund                 1994
- -------------------------------------------             -------------       -------------

                        Class I (Term Expiring in 1995)


Eugene C. Dorsey (67), retired President, Chief Exec-     Director                -0-
  utive Officer and Trustee of the Gannett Foundation
  (now  Freedom  Forum);  former  Publisher  of  four
  Gannett  newspapers  and Vice  President of Gannett
  Company;   Past   Chairman,    Independent   Sector
  Washington,  D.C.  (largest  national  coalition of
  philanthropic  organizations);  former  Chairman of
  the American Council for the Arts;  Director of the
  advisory   board   of  Chase   Manhattan   Bank  of
  Rochester,   The  High  Yield  Income  Fund,  Inc.,
  Prudential Equity Fund, Inc., Prudential GNMA Fund,
  Inc.   and   Prudential   Institutional   Liquidity
  Portfolio,  Inc.; Trustee of Prudential  California
  Municipal Fund, Pru dential  Municipal  Series Fund
  and The Target Portfolio Trust.


Robin  B.  Smith  (55),  President  (since  September     Director                -0-
  1981) and Chief  Executive  Officer  (since January
  1988) of  Publishers  Clearing  House;  Director of
  BellSouth  Corporation,   Huffy  Corporation,   The
  Omnicom  Group,  Inc.,  Springs  Industries,  Inc.,
  Texaco Inc.,  First  Financial Fund,  Inc.,  Global
  Utility Fund,  Inc.,  The Global Yield Fund,  Inc.,
  The High Yield  Income Fund,  Inc.,  The High Yield
  Plus  Fund,  Inc.,  and  Prudential   Institutional
  Liquidity  Portfolio,  Inc.;  Trustee of The Target
  Portfolio Trust.

                        Class II (Term Expiring in 1996)

*Lawrence   C.   McQuade   (67),   Vice  Chairman  of     Director and            749
  Prudential  Mutual  Fund  Management,  Inc.   (PMF)      President
  (since   1988);   Managing   Director,   Investment
  Banking,    Prudential   Securities    Incorporated
  (Prudential  Securities)  (1988-1991);  Director of
  Quixote   Corporation  (since  February  1992)  and
  BUNZL, P.L.C. (since June 1991);  formerly Director
  of  Kaiser  Tech  Ltd.,  and  Kaiser  Aluminum  and
  Chemical   Corp.   (March   1987-November    1988);

                                                                              Shares of
                                                                            Common  Stock
                                                                              Owned  at
Name, age,  business  experience during the             Position with        October 21,
     past five years and directorships                      Fund                 1994
- -------------------------------------------             -------------       -------------

  and  Crazy   Eddie   Inc.   (1987-1990);   formerly
  Executive Vice President and Director of W.R. Grace
  & Co.  (1975-1987);  President  and Director of The
  Global Government Plus Fund, Inc., The Global Yield
  Fund,  Inc.,  The High  Yield  Income  Fund,  Inc.,
  Prudential  Adjustable Rate Securities Fund,  Inc.,
  Prudential  Equity Fund,  Inc.,  Prudential  Europe
  Growth  Fund,  Inc.,  Prudential  Global Fund Inc.,
  Prudential  Global Genesis Fund,  Inc.,  Prudential
  Global Natural  Resources  Fund,  Inc.,  Prudential
  GNMA Fund, Inc., Prudential Government Income Fund,
  Inc.,  Prudential  Growth Opportunity  Fund,  Inc.,
  Prudential  High  Yield  Fund,   Inc.,   Prudential
  IncomeVertible(R)     Fund,     Inc.,    Prudential
  Institutional Liquidity Portfolio, Inc., Prudential
  Intermediate  Global Income Fund, Inc.,  Prudential
  MoneyMart  Assets,  Prudential  Multi-Sector  Fund,
  Inc.,   Prudential   National    Municipals   Fund,
  Prudential  Pacific Growth Fund,  Inc.,  Prudential
  Short-Term  Global  Income Fund,  Inc.,  Prudential
  Special  Money Market Fund,  Prudential  Strategist
  Fund, Inc.,  Prudential  Structured  Maturity Fund,
  Inc., Prudential Tax-Free Money Fund and Prudential
  Utility  Fund,  Inc.;  President and Trustee of The
  BlackRock    Government   Income   Trust,   Command
  Government  Fund,   Command  Money  Fund,   Command
  Tax-Free   Fund,    Prudential   Allocation   Fund,
  Prudential  California  Municipal Fund,  Prudential
  Equity   Income   Fund,    Prudential    Government
  Securities Trust,  Prudential  Municipal Bond Fund,
  Prudential Municipal Series Fund,  Prudential U.S.
  Government Fund and The Target Portfolio Trust.

Stanley  E. Shirk (78), Certified  Public  Accountant     Director                -0-
  and a former senior partner of the accounting  firm
  of  KPMG  Peat  Marwick;   former   Management  and
  Accounting  Consultant for the  Association of Bank
  Holding  Companies,  Washington,  D.C. and the Bank
  Administration Institute,  Chicago, IL; Director of
  The  High  Yield  Income  Fund,  Inc.,   Prudential
  Adjustable Rate Securities Fund,  Inc.,  Prudential

                                                                              Shares of
                                                                            Common  Stock
                                                                              Owned  at
Name, age,  business  experience during the             Position with        October 21,
     past five years and directorships                      Fund                 1994
- -------------------------------------------             -------------       -------------


  Government    Income   Fund,    Inc.,    Prudential
  Institutional   Liquidity   Portfolio,   Inc.,  and
  Prudential  Special  Money Market Fund;  Trustee of
  The  BlackRock  Government  Income  Trust,  Command
  Government  Fund,   Command  Money  Fund,   Command
  Tax-Free Fund and The Target Portfolio  Trust.


                       Class III (Term Expiring in 1994)

Donald  D.  Lennox (75),   Chairman  (since  February     Director                -0-
  1990)   and   Director   (since   April   1989)  of
  International  Imaging  Materials,   Inc.;  Retired
  Chairman,  Chief Executive  Officer and Director of
  Schlegel  Corporation  (industrial   manufacturing)
  (March  1987-February  1989);  Director  of Gleason
  Corporation,  Navistar  International  Corporation,
  Personal  Sound  Technologies,   Inc.,  The  Global
  Government  Plus Fund,  Inc., The High Yield Income
  Fund, Inc.,  Prudential  Global Genesis Fund, Inc.,
  Prudential  Global Natural  Resources  Fund,  Inc.,
  Prudential Institutional Liquidity Portfolio, Inc.,
  and Prudential  Multi-Sector Fund, Inc.; Trustee of
  Prud  ential  Allocation  Fund,  Prudential  Equity
  Income Fund, Prudential Municipal Bond Fund and The
  Target Portfolio Trust.

*Richard A. Redeker (51), President, Chief  Executive     Director                -0-
  Officer and Director  (since  October  1993),  PMF;
  Executive  Vice  President,  Director and Member of
  Operating    Committee    (since   October   1993),
  Prudential  Securities;   Director  (since  October
  1993) of Prudential  Securities  Group, Inc. (PSG);
  Vice   President,    The   Prudential    Investment
  Corporation  ( since July  1994),  formerly  Senior
  Executive  Vice  President  and  Director of Kemper
  Financial Services, Inc. (September  1978-September
  1993); Director of The Global Government Plus Fund,
  Inc.,  Global Utility Fund,  Inc., The Global Yield
  Fund,  Inc.,  The High  Yield  Income  Fund,  Inc.,
  Prudential  Adjustable  Rate Securities Fund, Inc.,

                                                                              Shares of
                                                                            Common  Stock
                                                                              Owned  at
Name, age,  business  experience during the             Position with        October 21,
     past five years and directorships                      Fund                 1994
- -------------------------------------------             -------------       -------------


  Prudential  Equity Fund,  Inc.,  Prudential  Europe
  Growth Fund,  Inc.,  Prudential  Global Fund, Inc.,
  Prudential  Global Genesis Fund,  Inc.,  Prudential
  Global Natural  Resources  Fund,  Inc.,  Prudential
  GNMA Fund, Inc., Prudential Government Income Fund,
  Inc.,  Prudential   IncomeVertible(R)  Fund,  Inc.,
  Prudential Institutional Liquidity Portfolio, Inc.,
  Prudential  Intermediate  Global Income Fund, Inc.,
  Prudential     MoneyMart     Assets,     Prudential
  Multi-Sector Fund, Inc.,  Prudential Pacific Growth
  Fund,  Inc.,  Prudential  Short-Term  Global Income
  Fund, Inc.,  Prudential Special Money Market  Fund,
  Prudential   Strategist  Fund,   Inc.,   Prudential
  Structured   Maturity  Fund,  Inc.  and  Prudential
  Utility  Fund,  Inc.;   Trustee  of  The  BlackRock
  Government Income Trust,  Command  Government Fund,
  Command   Money  Fund,   Command   Tax-Free   Fund,
  Prudential  Allocation Fund, Prudential  California
  Municipal  Fund,  Prudential  Equity  Income  Fund,
  Prudential   Municipal   Bond   Fund,    Prudential
  Municipal Series Fund,  Prudential U.S.  Government
  Fund and The Target Portfolio Trust.

____________

*Indicates "interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Messrs. McQuade and Redeker are deemed to be "interested persons" by reason of their affiliations with Prudential Mutual Fund Management, Inc. (PMF) and Prudential Securities.


     The Directors and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund at October 21, 1994.

     The Fund will pay each of its Directors who is not an affiliated person (as defined in the Investment Company Act) of PMF an annual fee of $10,000. The Directors have the option to receive the Director's fee pursuant to a deferred fee agreement with the Trust. Under the terms of the agree ment, the Fund accrues daily the amount of such Director's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission (SEC), at the rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund. The Fund will reimburse all Directors for their out-of-pocket travel expenses. For the fiscal year ended August 31, 1994, Directors' fees and expenses amounted to $40,000 and $393, respectively. As of August 31, 1994, Mr. Dorsey and Ms. Smith have elected to receive their Director's fees pursuant to a deferred fee agreement with the Fund.

     There were four meetings of the Fund's Board of Directors during the fiscal year ended August 31, 1994, all of which were regularly scheduled meetings. The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent public accountants and reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee consists of Messrs. Dorsey, Lennox and Shirk and Ms. Smith, the non-affiliated Directors of the Fund. The Audit Committee met twice during the fiscal year ended August 31, 1994. For the fiscal year ended August 31, 1994 all of the Directors attended 75% or more of the total number of meetings of the Board of Directors and all committees of which he or she was a member.

     The executive  officers of the Fund, other than as shown above, are: Robert
F. Gunia, Vice President, and S. Jane Rose, Secretary, having held such offices since October 1, 1987, Susan C. Cote, Treasurer and Principal Financial and Accounting Officer, having held such office since October 11, 1990, and Marguerite E. H. Morrison, Assistant Secretary, having held such office since May 6, 1992. Mr. Gunia is 47 years old and is currently Chief Administrative Officer (since July 1990), Director, Executive Vice President, Treasurer and Chief Financial Officer (since June 1987) of PMF and a Senior Vice President of Prudential Securities. He is also Vice President and Director (since May 1989) of The Asia Pacific Fund, Inc. Ms. Rose is 48 years old and is a Senior Vice President (since January 1991) and Senior Counsel (since June 1987) of PMF and a Senior Vi ce President and Senior Counsel of Prudential Securities (since July
1992). Prior thereto, she was a First Vice President (June 1987-December 1990) of PMF and a Vice President and Associate General Counsel of Prudential Securities. Ms. Cote is 39 years old and is a Senior Vice President (since January 1989) of PMF, and a Senior Vice President (since January 1992) of
Prudential Securities. Prior thereto, she was a Vice President (January 1986-December 1991) of Prudential Securities. Ms. Morrison is 38 years old and is a Vice President and Associate General Counsel (since June 1991) of PMF and a Vice President and Associate General Counsel of Prudential Securities. The executive officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Shareholders.

     Directors must be elected by a vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote thereupon.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

                             MANAGEMENT OF THE FUND

The  Manager

     Prudential Mutual Fund Management, Inc., (PMF), One Seaport Plaza, New York, New York 10292, serves as the Fund's Manager under a management agreement dated as of December 15, 1988 (the Management Agreement).

     The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to such contract or interested persons of such parties (as defined in the Investment Company Act) on April 12, 1994 and was approved by shareholders on December 15, 1988. For the fiscal year ended August 31, 1994, PMF received a management fee of $583,987.

Terms of the Management  Agreement

     Pursuant to the Management Agreement, PMF, subject to the supervison of the Fund's Directors and in conformity with the stated policies of the Fund, is responsible for managing or providing for the management of the investment of the Fund's assets. In this regard, PMF provides supervision of the Fund's investments, furnishes a continuous investment program for the Fund's portfolio and places purchase and sale orders for portfolio securities of the Fund and other investments. The Prudential Investment Corporation (PIC), a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), provides such services pursuant to a subadvisory agreement dated December 15, 1988 with PMF (the Subadvisory Agreement). PMF also administers the Fund's corporate affairs, subject to the supervision of the Fund's Directors and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's Transfer and Dividend Disbursing Agent and Custodian.

     PMF has authorized any of its directors, officers and employees who have been elected as Directors or officers of the Fund to serve in the capacities in which they have been elected. All services furnished by PMF under the Management Agreement may be furnished by any such directors, officers or employees of PMF. In connection with the administration of the corporate affairs of the Fund, PMF bears the following expenses:

          (a) the salaries and expenses of all personnel of the Fund and PMF, except the fees and expenses of Directors not affiliated with PMF or the Fund's investment adviser;

          (b) all expenses incurred by PMF or by the Fund in connection with administering the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

          (c) the costs and expenses payable to PIC pursuant to the Subadvisory Agreement.

     The Fund pays PMF for the services performed and the facilities furnished by it a fee at an annual rate of .70 of 1% of the Fund's average daily net assets. This fee is computed weekly and paid monthly.

     The Management Agreement provides that PMF will not be liable to the Fund for any error of judgment by PMF or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Except as indicated above, the Fund is responsible under the Management Agreement for the payment of its expenses, including (a) the fees payable to PMF, (b) the fees and expenses of Directors who are not affiliated with PMF or the investment adviser, (c) the fees and certain expenses of the Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records of the Fund and of pricing Fund shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of fidelity and liability insurance, (i) the fees and expenses involved in registering and maintain ing registration of the Fund and of its shares with the Securities and Exchange Commission and registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statement and prospectus for such purposes, (j) allocable communications expenses with respect to investor services and all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing prospectuses and reports to shareholders, (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (l) the cost of any share certificates representing shares of the Fund.

     The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice.

Information about PMF

     PMF, a subsidiary of Prudential Securities and an indirect, wholly-owned subsidiary of Prudential, was organized in May 1987 under the laws of the State of Delaware. PMF acts as a manager for the following investment companies:

     Open-End Management Investment Companies: The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential Allocation Fund, Prudential Adjustable Rate Securities Fund, Inc. Prude ntial California Municipal Fund, Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential GNMA Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential Growth Opportunity Fund, Inc.,
Prudential  High Yield Fund,  Inc.,  Prudential  IncomeVertible(R)  Fund,  Inc.,
Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential MoneyMart Assets Fund, Inc., Prudential

Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Munici-pal Series Fund, Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Short-Term Global Income Fund Inc., Prudential-Bache Special Money Market Fund, Inc. (d/b/a Prudential Special Money Market Fund), Prudential Structured Maturity Fund, Inc., Prudential Strategist Fund, Inc., Prudential-Bache Tax-Free Money Fund, Inc. (d/b/a Prudential Tax-Free Money Fund), Prudential U.S. Government Fund and Prudential Utility Fund, Inc.

     Closed-End Management Investment Companies: The Global Government Plus Fund, Inc., The Global Yield Fund, Inc. and The High Yield Income Fund, Inc.

     The business and other connections of PMF's directors and principal executive officers of PMF are set forth below. Except as otherwise indicated, the address of each person is One Seaport Plaza, New York, New York 10292.


Name and Address              Position with PMF     Principal  Occupations
- ----------------              -----------------     ----------------------


Brendan D. Boyle ............  Executive Vice    Executive Vice President and
                                 President and     Director of Marketing,  PMF;
                                 Director  of      Senior Vice  President,
                                 Marketing         Prudential  Securities

John D. Brookmeyer, Jr. .....  Director          Senior Vice President,
  Two Gateway Center                               Prudential;  Senior  Vice
  Newark,  NJ  07102                               President,  PIC

Susan C. Cote ...............  Senior  Vice      Senior  Vice  President,  PMF;
                                 President         Senior  Vice President,
                                                   Prudential  Securities

Stephen P. Fisher ...........  Senior  Vice      Senior Vice President,  PMF;
                                 President         Senior  Vice  President,
                                                   Prudential Securities

Frank W. Giordano ...........  Executive Vice    Executive Vice President,
                                 President,        General Counsel and
                                 General           Secretary,  PMF;  Senior
                                 Counsel  and      Vice President,  Prudential
                                 Secretary         Securities

Robert F. Gunia .............  Executive Vice    Executive Vice  President,
                                 President, Chief  Chief  Financial and Admin-
                                 Financial  and    istrative  Officer,  Treasurer
                                 Administrative    and  Director,  PMF;  Senior
                                 Officer,          Vice President,  Prudential
                                 Treasurer and     Securities
                                 Director

Name and Address              Position with PMF     Principal  Occupations
- ----------------              -----------------     ----------------------


Eugene  B.  Heimberg ........  Director          Senior Vice President,
  Prudential  Plaza                                Prudential; President,
  Newark,  NJ 07102                                Director and Chief Invest-
                                                   ment Officer, PIC

Lawrence C. McQuade .........  Vice Chairman     Vice Chairman, PMF

Leland B. Paton .............  Director          Executive Vice President,
                                                   Director and member of
                                                   Operating Committee,
                                                   Prudential Securities;
                                                   Director, PSG

Richard A. Redeker ..........  President, Chief  President,  Chief Executive
                                 Executive         Officer and Director, PMF;
                                 Officer           Executive Vice President,
                                 and Director      Director and Member of
                                                   the Operating Committee,
                                                   Prudential  Securities;
                                                   Director, PSG;
                                                   Vice President, PIC

 S. Jane Rose ...............  Senior Vice       Senior Vice President,  Senior
                                 President,        Counsel  and  Assistant
                                 Senior  Counsel   Secretary,  PMF;  Senior
                                 and Assistant     Vice President and Senior
                                 Secretary         Counsel,  Prudential
                                                   Securities

Donald G. Southwell .........  Director          Senior Vice President,
  213 Washington  Street                           Prudential;  Director, PSG
  Newark,  NJ  07102

The Subadviser

     Investment advisory services are provided to the Fund by PMF through its affiliate, The Prudential Investment Corporation (PIC or the Subadviser), Prudential Plaza, Newark, New Jersey 07102, under a Subadvisory Agreement. The Subadvisory Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to such contract or interested persons of such parties (as defined in the Investment Company Act), on April 12, 1994, and was approved by shareholders on December 15, 1988.

Terms of the Subadvisory  Agreement

     Pursuant to the Subadvisory Agreement, PIC, subject to the supervision of PMF and the Board of Directors and in conformity with the stated policies of the Fund, manages the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of securities and other investments. PIC is reimbursed by PMF for reasonable costs and expenses incurred by it in furnishing such services. The fees paid by the Fund to PMF under the Management Agreement with PMF are not affected by this arrangement. PIC keeps certain books and records required to be maintained pursuant to the Investment Company Act. The investment advisory services of PIC to the Fund are not exclusive under the terms of the Subadvisory Agreement and PIC is free to, and does, render investment advisory services to others.

     PIC has authorized any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they have been elected. Services furnished by PIC under the Subadvisory Agreement may be furnished by any such directors, officers or employees of PIC. The Subadvisory Agreement provides that PIC shall not be liable for any error of judgment or for any loss suffered by the Fund or PMF in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on PIC's part in the performance of its duties or from its reckless disregard of duty. The Subadvisory Agreement provides that it shall terminate automatically if assigned or upon termination of the Management Agreement and that it may be terminated without penalty by either party upon not more than 60 days' or less than 30 days' written notice.

Information about PIC

     The business and other connections of PIC's directors and certain executive officers are set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.

Name and Address              Position with PIC     Principal  Occupations
- ----------------              -----------------     ----------------------


Martin A. Berkowitz .........  Senior Vice       Senior Vice President and
                                 President and     Chief Financial and Com-
                                 Chief Financial   pliance Officer, PIC;
                                 and  Compliance   Vice President, Prudential
                                 Officer

William M. Bethke ...........  Senior Vice       Senior Vice President,
  Two Gateway Center             President         Prudential; Senior Vice
  Newark, NJ 07102                                 President,  PIC

John D. Brookmeyer, Jr. .....  Senior Vice       Senior Vice President,
  Two Gateway Center             President         Prudential; Senior Vice
  Newark, NJ  07102                                President, PIC

Eugene B.  Heimberg .........  President,        President, Director and
                                 Director          Chief  Investment
                                 and Chief         Officer, PIC; Senior
                                 Investment        Vice President,  Prudential
                                 Officer

Garnett L. Keith, Jr. .......  Director          Vice Chairman and Director,
                                                   Prudential; Director, PIC




Name and Address              Position with PIC     Principal  Occupations
- ----------------              -----------------     ----------------------


William P. Link .............  Senior Vice       Executive  Vice  President,
  Four  Gateway  Center          President         Prudential;  Senior  Vice
  Newark,  NJ  07102                               President,   PIC

Richard  A.  Redeker ........  Vice   President  President,  Chief Executive
 One Seaport Plaza                                 Officer and Director,
 New York, NY 10292                                PMF; Executive Vice
                                                   President,  Director  and
                                                   member of Operating
                                                   Committee,  Prudential
                                                   Securities;  Direcor, PSG;
                                                   Vice President,  PIC

James W. Stevens ............  Executive Vice    Executive Vice  President,
  Four Gateway Center            President         Prudential;  Executive
  Newark, NJ 07102                                 Vice  President,  PIC;
                                                   Director, PSG

Robert C. Winters ...........  Director          Chairman of the Board and
                                                   Chief  Executive  Officer,
                                                   Prudential;  Director,  PIC;
                                                   Chairman of the  Board,
                                                   PSG

Claude J. Zinngrabe, Jr. ....  Executive Vice       Vice President, Prudential;
                                 President            Executive Vice  President,
                                                      PIC

Portfolio Transactions

     The Manager is responsible for decisions to buy and sell securities, futures and options on futures for the Fund, the selection of brokers and dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser.


     Fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities (or an affiliate thereof) in any transaction in which Prudential Securities or its affiliate acts as principal.


     In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtain ing the most favorable price and efficient execution, the Manager will consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issues and industries. Such services are used by the Manager in connection with all of its investment activi ties, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with a broker or dealer based on the quality and quantity of execution services pro vided by the broker or dealer in light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid will be reviewed periodically by the Board of Directors.


     Purchases and sales of securities, futures or options on futures on an exchange (including a board of trade) may be effected through securities brokers or futures commission merchants who charge a commission for their services. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. In order for Prudential Securities or its affiliates to effect any such transaction for the Fund, the commissions, fees or other remuneration received by Prudential Securit ies or its affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities or its affiliates to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including the majority of the Directors who are not "interested" Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities or its affiliates are consistent with the foregoing standard. Brokerage transactions with Prudential Securities or its affiliates are also subject to such fiduciary standards as may be imposed upon Prudential Securities or its affiliates by applicable law.

     For the fiscal year ended August 31, 1994, the Fund paid no brokerage commissions to Prudential Securities.

              APPROVAL OF A MODIFICATION OF THE FUND'S INVESTMENT
              RESTRICTION LIMITING THE FUND'S ABILITY TO INVEST IN
                  A SECURITY IF THE FUND WOULD HOLD MORE THAN
              TEN PERCENT OF ANY CLASS OF SECURITIES OF AN ISSUER
                                (Proposal No. 2)

     On July 26, 1994, at the request of the Fund's Manager and Subadviser, the Board of Directors considered and recommends for shareholder approval modification of Investment Restriction No. 3 to delete the restriction that prohibits the Fund from purchasing a security if the Fund would hold more than 10% of any class of securities of an issuer.


     The Fund currently may not purchase a security if the Fund would then hold more than 10% of any class of securities of an issuer. Under this restriction, all preferred stock issues, and all debt issues are each taken as a separate single class. The Fund's Subadviser believes the restricti on is confining and has requested its deletion. This restriction is not required under federal securities laws. If the proposal is approved, and a state securities commission requires inclusion of this limitation, the Fund would continue to comply with the restriction as a non-fundamental operating policy so long as the Fund sells its shares in that state.


     Investment Restriction No. 3 currently provides that the Fund may not:


      Purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stocks of an issuer are considered as one class.



     The Board of Directors is proposing that Investment Restriction No. 3 be modified to provide that the Fund may not:


     Purchase more than 10% of the voting securities of any issuer.


     Currently, the Fund may not hold more than 10% of the voting securities of an issuer pursuant to Section 5(b)(1) of the Investment Company Act and state securities laws. This restriction would remain in effect.

     The Board of Directors believes that adoption of Proposal No. 2 is in the best interests of the Fund and its shareholders.


Required Vote

     Adoption of Proposal No. 2 requires the approval of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act, a majority of the Fund's outstanding voting securities is defined as the lesser of
(i) 67% of the Fund's outstanding voting shares represented at a meeting at which more than 50% of the Fund's outstanding voting shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting shares. If the proposed change in investment policy is not approved, the current limitations would remain a fundamental policy which could not be changed without the approval of a majority of the outstanding voting securities of the Fund.


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS
                                (Proposal No. 3)

     The Board of Directors of the Fund, including a majority of the members of the Board of Directors who are not interested persons of the Fund, have selected Price Waterhouse LLP as independent accountants for the Fund for the Fund's fiscal year ending August 31, 1995. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying proxy vote for Price Waterhouse LLP. No representative of Price Waterhouse LLP is expected to be present at the Meeting.

     The Board of Directors' policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meets any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.


     The affirmative vote of at least a majority of the shares present, in person or by proxy, at the meeting is required for ratification.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 3.


                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.


                             SHAREHOLDER PROPOSALS


     A shareholder proposal intended to be presented at the Annual Meeting of Shareholders of the Fund in 1995 hereinafter called must be received by the Fund on or before August 4, 1994 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                                            S. Jane Rose
                                                              Secretary
Dated:  November 7, 1994


     Shareholders who do not expect to be present at the meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                                                                       Exhibit A

            PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. AND SUBSIDIARIES

                 CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

                               DECEMBER 31, 1993

ASSETS
Cash and short-term investments ................................    $ 42,667,507

Loan to affiliate ..............................................      85,000,000

Management, administration and other fees receivable ...........      17,897,292

Transfer agency and fiduciary fees receivable ..................       3,744,874

Furniture, equipment and leasehold improvements, net ...........      10,495,702

Other assets ...................................................       4,676,430
                                                                    ------------
                                                                    $164,481,805
                                                                    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:


Due to affiliates ..............................................    $ 48,794,366

Accounts payable and accrued expenses ..........................      11,208,209

  Income taxes payable to affiliate - net ......................       2,937,828
                                                                    ------------
                                                                      62,940,403
                                                                    ------------

COMMITMENTS (Note 6)

STOCKHOLDERS'  EQUITY:

Class A common stock, $1 par value (1,000
  shares authorized, 850 shares outstanding) ...................             850


Class B common stock, $1 par value (1,000
  shares authorized, 150 shares,outstanding) ...................             150

Additional paid-in capital .....................................      24,999,000

Retained earnings ..............................................      76,541,402
                                                                    ------------
                                                                     101,541,402
                                                                    ------------
                                                                    $164,481,805
                                                                    ============

          See notes to consolidated statement of financial condition.

            PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. AND SUBSIDIARIES

             NOTES TO CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                               December 31, 1993

1. SUMMARY OF SIGNIFICANT ACCOUNTING  POLICIES

   Prudential Mutual Fund Management, Inc. ("PMF") and subsidiaries (the "Company"), an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (the "Prudential"), were created to operate as the manager, distributor and/or transfer agent for investment companies.

   Principles of Consolidation

   The consolidated financial statement includes the accounts of PMF and its wholly-owned subsidiaries, Prudential Mutual Fund Services, Inc. ("PMFS") and Prudential Mutual Fund Distributors, Inc. ("PMFD"). All intercompany profits, transactions and balances have been eliminated.

   Income Taxes


   The Company is a member of a group of affiliated companies which join in filing a consolidated Federal income tax return. Pursuant to a tax allocation agreement, tax expense is determined for individual profitable companies on a separate return basis. Profit members pay this amou nt to an affiliated company which in turn apportions the payment among the loss members in proportion to their losses. In January 1993, the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS
   109). The adoption of SFAS 109 did not have a material effect on the Company's financial position.

2. SHORT-TERM INVESTMENTS

   At December 31, 1993, the Company had invested $35,411,571 in several money market funds which PMF manages.

3. FURNITURE, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

   Furniture, equipment and leasehold improvements consist of the following:


     Furniture .................................................     $ 6,481,799

     Equipment .................................................       9,181,984

     Leasehold  improvements ...................................       3,407,213
                                                                     -----------
                                                                      19,070,996

     Less accumulated  depreciation  and  amortization                 8,575,294
                                                                     -----------
                                                                     $10,495,702
                                                                     ===========

4. RELATED PARTY TRANSACTIONS

   In the ordinary course of business, the Company participates in a variety of financial and administrative transactions with affiliates.

   The loan to affiliate bears interest at 3.45 percent at December 31, 1993 and is due on demand.

   The caption "Due to affiliates" includes $18,241,795 at December 31, 1993 for reimbursement of employee compensation and benefits, and other administrative and operating expenses. This amount is noninterest-bearing and payable on demand.

   The Company has entered into subadvisory agreements with The Prudential Investment Corporation ("PIC"), a wholly-owned subsidiary of Prudential. Under these agreements, PIC furnishes investment advisory services to substantially all the funds for which the Company acts as Manager. At December 31, 1993 there were unpaid fees due to PIC of $23,926,277, included in the caption "Due to affiliates."

   Distribution expenses include commissions and account servicing fees paid to, or on account of, financial advisors of Prudential Securities Incorporated
   ("Prudential Securities") and Pruco Securities Corporation ("PruSec"), affiliated broker-dealers and indirect wholly-owned subsidiaries of Prudential, advertising expenses, the cost of printing and mailing prospectuses to potential investors, and indirect and overhead costs of Prudential Securities and PruSec, including lease, utility, communications and sales promotion expenses. At December 31, 1993 there were unpaid distribut ion expenses of approximately $6,626,000, included in the caption "Due to affiliates."


5. CAPITAL

   PMFD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. At December 31, 1993, PMFD had net capital of $2,308,981, which was $1,859,405 in excess of its required net capital of $449,576. PMFD had a ratio of aggregate indebtedness to net capital of 2.9 to 1.

6. COMMITMENTS

   The Company leases office space under operating leases expiring in 2003. The leases are subject to escalation based upon certain costs incurred by the lessor. Future minimum rentals, as of December 31, 1993, under the leases, are as follows:

                 Year                 Minimum Rental
                 ----                 --------------

                 1994                  $ 2,738,000

                 1995                    2,865,000

                 1996                    3,375,000

                 1997                    3,385,000


                 1998                    3,230,000

              Thereafter                13,800,000
                                       -----------

                                       $29,393,000
                                       ===========

7. PENSION AND OTHER POSTRETIREMENT BENEFITS

   The Company has two defined benefit pension plans (the "Plans") sponsored by the Prudential and Prudential Securities. The Plans cover substantially all of the Company's employees. The funding policy is to contribute annually the amount necessary to satisfy the Internal Revenue Service funding standards. In addition, the Company has two defined benefit plans for key executives, the Supplemental Retirement Plan (SRP) for which estimated pension costs are currently accrued but not funded.

   The Company provides certain health care and life insurance benefits for eligible retired employees. Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions" ("SFAS 106"). SFAS 106 changed the practice of accounting for postretirement benefits on a cash basis to an accrual basis, whereby employers record the projected future cost of providing such postretirement benefits as employees render services instead of when benefits are paid. This new accounting method has no effect on the Company's cash outlays for these retirement benefits. The adoption of SFAS 106 did not materially impact the Company's financial position.

   The Financial Accounting Standards Board has issued Statement of Financial Accounting Standards No. 112, "Employers' Accounting for Postemployment Benefits," ("SFAS 112") which is effective for fiscal years beginning after December 15, 1993. Although several benefits are fully insured which result in no SFAS 112 obligation, the Company currently has an obligation and resulting expense under SFAS 112 for medical benefits provided under long-term disability. The Company will adopt SFAS 112 on January 1, 1994. Management believes that implementation will have no material effect on the Company's financial position.


8. CONTINGENCY

   On October 12, 1993, a purported class action lawsuit was instituted against PMF, et al and certain current and former directors of a fund managed by PMF. The plaintiffs seek damages in an unspecified amount for excessive management and distribution fees they allege were incurred by them. Although the outcome of this litigation cannot be predicted at this time, the defendants believe they have meritorious defenses to the claims asserted in the complaint and intend to defend this action vigorously. In any case, management does not believe that the outcome of this action is likely to have a material adverse effect on the Company's financial position.

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors of Prudential Mutual Fund Management, Inc.:


We have audited the accompanying consolidated statement of financial condition of Prudential Mutual Fund Management, Inc. and subsidiaries as of December 31, 1993. This consolidated financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this consolidated financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated statement of financial condition. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated statement of financial condition presents fairly, in all material respects, the financial position of Prudential Mutual Fund Management, Inc. and subsidiaries at December 31, 1993 in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE
New York,  New York
January 26,  1994

[ ]  PLEASE MARK VOTES AS IN
     THIS EXAMPLE
                                     With-   For All
                              For    hold    Except
1.) ELECTIONS OF DIRECTORS    [ ]     [ ]     [ ]

                  Nominees: Class III
        Donald D. Lennox and Richard A. Redeker

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee(s).


2.) To  approve  an  amendment  of the  Fund's  investment
restriction  limiting  the  Fund's  ability to invest in a
security  if the  Fund  would  hold  more  than 10% of any
class of securities of an issuer.
                                            For  Against  Abstain
                                            [ ]    [ ]      [ ]


Please be sure to mark, sign, date and return the      ------------------
Proxy card promptly using the enclosed envelope.       Date
- -------------------------------------------------------------------------








- --- Shareholder sign here ------------------------- Co-owner sign here---


                                            For  Against  Abstain
3.) To ratify the selection of Price
Waterhouse    LLP   as   independent
accountants  for  the  fiscal   year
ending  August  31,  1995                   [ ]    [ ]      [ ]

4.) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.


                     THE HIGH YIELD INCOME FUND, INC.

                                   P R O X Y
NOTE:

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, adminis- trator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

    Mark box at right if address change is noted
    on the reverse side of this card.                  [ ]

    RECORD DATE SHARES:


                     THE HIGH YIELD INCOME FUND, INC.
                             One Seaport Plaza
                         New York, New York 10292

This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Susan C. Cote, S. Jane Rose and Marguerite E. H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of Common Stock of The High Yield Income Fund, Inc. held of record by the undersigned on October 7, 1994 at the Annual Meeting of Shareholders to be held on December 7, 1994, or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.


- --------------------------------------------------------------------------------
PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN  PROMPTLY  IN  ENCLOSED  ENVELOPE.
- --------------------------------------------------------------------------------

Please sign this Proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

- --------------------------------------------------------------------------------

                                        ADDRESS CHANGE:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

The High Yield Income
Fund, Inc.
Needs
Your Proxy Vote
Before
December 7,  1994


Many shareholders think their votes are not important.

On the contrary, they are vital.

The Annual Meeting of Shareholders on December 7, 1994 will have to be adjourned without conducting any business if less than a majority of the eligible shares are represented.

And the Fund, at shareholders' expense, will have to continue to solicit votes until a quorum is obtained.

Your vote, then, could be critical in allowing the Fund to hold the Meeting as scheduled, so please return your proxy card as soon as possible.

All shareholders will benefit from your cooperation.

Thank you.